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                                                                  EXHIBIT 10.217

No.  X-1


NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT WITH RESPECT TO THE SECURITIES OR UNLESS LIGAND PHARMACEUTICALS INCORPORATED RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS WARRANT SATISFACTORY TO LIGAND PHARMACEUTICALS INCORPORATED, STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THIS WARRANT IS VOID AFTER 5:00 P.M., SAN DIEGO TIME, ON AUGUST 3, 2006.


                       LIGAND PHARMACEUTICALS INCORPORATED


                              AMENDED AND RESTATED
                                SERIES X WARRANT
                               FOR THE PURCHASE OF
                          91,406 SHARES OF COMMON STOCK


     IN CONSIDERATION OF the payment by the initial holder hereof (the "Initial Holder") to LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation ("LIGAND"), of Three Hundred Eighty-Three Thousand Nine Hundred Five Dollars and Twenty Cents ($383,905.20), LIGAND hereby certifies that

                        ELAN INTERNATIONAL SERVICES, LTD.

or any registered assignee of the Initial Holder (each of the Initial Holder and any such registered assignee being hereinafter referred to as the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from LIGAND, at any time or from time to time on or after the earlier of (i) August 4, 2000 (the "Exercise Date") or (ii) the date which is ten (10) days prior to the Acceleration Date (as hereinafter defined) and before 5:00 p.m. San Diego time, on August 3, 2006 (the "Exercise Period"), Ninety-One Thousand Four Hundred Six (91,406) fully paid and nonassessable shares of Common Stock, $.001 par value, of LIGAND. The term "Common Stock" shall mean the aforementioned Common Stock of LIGAND together with any other equity securities that may be issued by LIGAND in connection therewith or in substitution therefor as provided herein. The purchase price per share for such shares of Common Stock shall be equal to $10.00 as appropriately adjusted pursuant to Section 9 and Section 10 hereof (the "Exercise Price").

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     For purposes of this Warrant, (a) "Acceleration Event" means the occurrence of any of the following events: (i) LIGAND shall, or shall agree to, merge or consolidate with any other corporation as a result of which the stockholders of LIGAND own less than a majority of the voting stock of the surviving corporation immediately following such consolidation or merger; (ii) LIGAND shall, or shall agree to, be acquired (by merger or otherwise) by any unaffiliated person (including any individual, partnership, joint venture, corporation, trust or group thereof); (iii) LIGAND shall, or shall agree to, sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any unaffiliated person; or (iv) any "person" or "group" (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall announce the commencement of a bona fide tender offer or exchange offer in accordance with the rules and regulations of the Exchange Act to purchase or acquire securities in LIGAND, such that after such purchase or acquisition, the acquiror "beneficially owns" or would "beneficially own" (as defined in Rule 13d-3 under the Exchange Act) securities of LIGAND representing 30% or more of the combined voting power of LIGAND's then outstanding securities having power to vote in the election of directors; (b) "Acceleration Date" means the first date upon which an Acceleration Event occurs, provided that, if approval of the shareholders of LIGAND is required in connection with such Acceleration Event, Acceleration Date means the date of such shareholder approval; and (c) "Closing Price" means the closing price per share of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or traded on any such exchange, on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System ("Nasdaq National Market"), or if not listed or traded on any such exchange or system, the average of the last bid and offer price per share on the Nasdaq over-the-counter system or, if such quotations are not available, the fair market value as reasonably determined by the Board of Directors of LIGAND or any committee of such Board. Other capitalized terms used herein but not defined herein shall have the meanings given such terms in the Purchase Agreement.

     The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

     1. Exercise of Warrant.

     (a) This Warrant may be exercised in whole or in increments of one hundred
(100) shares (unless the Warrant is exercisable for a lesser number of shares in which case the Warrant may be exercised only in whole), at any time or from time to time, during the Exercise Period by presentation and surrender thereof to LIGAND, at its offices designated in Section 17 hereof, with the Purchase Form attached hereto duly executed and accompanied by cash or a certified or official bank check drawn to the order of "LIGAND PHARMACEUTICALS INCORPORATED" in the amount of the Exercise Price multiplied by the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, LIGAND shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon

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receipt by LIGAND during the Exercise Period of this Warrant and such
Purchase Form, in proper form for exercise, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares specified in such form, provided, however, that if the date of such receipt by LIGAND is a date on which the stock transfer books of LIGAND are closed, such person shall be deemed to have become the record holder of such shares on the next succeeding business day on which the stock transfer books of LIGAND are open. LIGAND shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares. Any new or substitute Warrant issued under this Section 1 or any other provision of this Warrant shall be dated the date of this Warrant.

     (b) Each certificate representing any Warrant Shares issued upon exercise of this Warrant (unless such Warrant Shares have been registered pursuant to the Twelfth Addendum to Registration Rights Agreement by and among LIGAND and the other parties named therein, as amended from time to time (the "Rights Agreement")) shall be endorsed with a legend in substantially the following form:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT WITH RESPECT TO THE SECURITIES OR UNLESS LIGAND PHARMACEUTICALS INCORPORATED RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES SATISFACTORY TO LIGAND PHARMACEUTICALS, INCORPORATED STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

     2. Right To Exchange Warrant.

     (a) The Holder shall have the right to require LIGAND to exchange this Warrant (the "Exchange Right") (subject to the availability of such Exchange Right pursuant to the Securities Act of 1933, as amended (the "Act") and the rules and regulations thereunder), in whole or in increments of one hundred
(100) shares (unless the Warrant is exercisable for a lesser number of shares in which case the Warrant may be exchanged only in whole), at any time during the Exercise Period, for shares of Common Stock as provided for in this Section 2. Upon exercise of the Exchange Right, LIGAND shall deliver to the Holder (without payment by the Holder of any Exercise Price) the number of shares of Common Stock calculated as follows:

                                    X = Y(A-B)
                                            A

Where: X = the number of shares of Common Stock to be issued to the Holder upon the exercise of the Exchange Right.

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          Y = the number of Warrant Shares for which exchange has been requested.

          A = the Closing Price for the trading day immediately preceding the receipt of the Warrant and the Purchase Form as provided in Section 2(b).

          B = the Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Exchange Right.

     (b) The Exchange Right may be exercised by the Holder, at any time or from time to time, on any Business Day by delivering this Warrant and the Purchase Form attached hereto to LIGAND at its offices designated in Section 17 hereof, and specifying that the Holder is exercising the Exchange Right to acquire the number of shares of Common Stock then issuable upon such exchange pursuant to
Section 2(a). If this Warrant should be exchanged in part only, LIGAND shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by LIGAND during the Exercise Period of this Warrant and such Purchase Form, in proper form for exercise, at such office, the Holder shall be deemed to be the holder of record of the number of Warrant Shares issuable upon exercise of the Exchange Right as calculated pursuant to
Section 2(a), provided, however, that if the date of such receipt by LIGAND is a date on which the stock transfer books of LIGAND are closed, such person shall be deemed to have become the record holder of such shares on the next succeeding Business Day on which the stock transfer books of LIGAND are open. LIGAND shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of such Warrant Shares.

     (c) No fractional shares of Common Stock shall be issued to the Holder in connection with the exchange of this Warrant pursuant to this Section 2. Instead of any fractional shares of Common Stock that would otherwise be issuable to the Holder, LIGAND shall pay to the Holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest multiplied by the Closing Price for the trading day immediately preceding the receipt of this Warrant and the Purchase Form as provided in Section 2(b).

     3. Warrant Register. This Warrant shall be registered in a register (the "Warrant Register") to be maintained by LIGAND at its offices in the name of the record holder set forth above. LIGAND may deem and treat the registered Holder of this Warrant as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof or any distribution to the Holder hereof and for all other purposes, and LIGAND shall not be affected by any notice to the contrary.

     4. Reservation of Shares. LIGAND hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of LIGAND from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and when issued upon such exercise shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other

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encumbrances or restrictions on sale granted by LIGAND and free and clear of all preemptive rights granted by LIGAND.

     Before taking any action that would cause a reduction pursuant to the provisions hereof of the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of this Warrant, LIGAND shall take any corporate action that may, in the opinion of its counsel, be necessary in order that LIGAND may validly and legally issue fully paid and nonassessable Warrant Shares at the initial Exercise Price as so adjusted.

     5. Transfer of the Warrant and Warrant Shares.

     (a) Neither this Warrant nor any of the Warrant Shares nor any interest in either may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in accordance with Section 6 hereof and in compliance with applicable United States federal and state securities laws, the securities laws of other applicable jurisdictions, and the terms and conditions of the Purchase Agreement and hereof. Except as provided below, each Warrant shall bear the following legend:

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT WITH RESPECT TO THE SECURITIES OR UNLESS LIGAND PHARMACEUTICALS INCORPORATED RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS WARRANT SATISFACTORY TO LIGAND PHARMACEUTICALS INCORPORATED, STATING THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Notwithstanding the foregoing, the Holder may require LIGAND to issue a Warrant without the legend set forth above in substitution for a legended Warrant if either (i) the sale, transfer or other disposition of such Warrant is registered under the Act and applicable securities laws or (ii) the Holder has received an opinion of counsel satisfactory to LIGAND that such registration is not required with respect to such Warrant. The provisions of this Section 5 shall be binding upon all subsequent holders of this Warrant. No transfer or assignment of this Warrant may be made except in accordance with the provisions of Section 6 hereof.

     (b) The original offering and sale of this Warrant was intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D promulgated under the Act. LIGAND is not under any obligation to register this Warrant or the Warrant Shares other than as provided in the Rights Agreement.

     (c) This Warrant and the Warrant Shares may not be sold, transferred or otherwise disposed of unless (i) the sale, transfer or other disposition of this Warrant or the Warrant Shares, as the case may be, are registered under the Act and applicable securities laws or (ii) in the opinion of counsel satisfactory to LIGAND, an exemption from the registration

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requirements of the Act and such securities laws is available, and in the absence of an effective registration statement covering such securities or an available exemption from registration under the Act, this Warrant and the Warrant Shares must be held indefinitely.

     6. Exchange, Transfer or Assignment of Warrant.

          (a) Subject to the provisions of Section 5 hereof, this Warrant may be assigned or transferred, at the option of the Holder but only to an accredited investor within the meaning of Rule 501(a) of Regulation D, upon surrender of this Warrant to LIGAND, with the Warrant Assignment Form attached hereto duly executed and information in such form as reasonably requested by LIGAND substantiating such assignee's status as an accredited investor accompanied by funds sufficient to pay any transfer tax. LIGAND shall execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. LIGAND shall not be required to issue any Warrant to any assignee other than an accredited investor.

          (b) This Warrant may not be divided or exchanged for other Warrants of denominations exercisable for less than one hundred (100) Warrant Shares.

          (c) Any transfer or assignment of this Warrant shall be without charge (other than the cost of any transfer tax) to the Holder and any new Warrant issued pursuant to this Section 6 shall be dated the date hereof. The term "Warrant" as used herein includes any new Warrant issued pursuant to this Section or Sections 1, 2, 5 or 7 hereof.

     7. Lost, Mutilated or Missing Warrant. Upon receipt by LIGAND of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, LIGAND shall authenticate and deliver a new Warrant of like tenor and date.

     8. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in LIGAND, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     9. Anti-Dilution Provision. The Exercise Price and the number of Warrant Shares that may be purchased upon the exercise hereof shall be subject to change or adjustment as follows:

          (a) Stock Dividends and Stock Splits. If at any time after the date hereof and before 5:00 p.m., San Diego time, on the last day of the Exercise Period, (i) LIGAND shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of this Warrant shall be appropriately increased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately

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following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price shall be appropriately decreased.

          (b) Combination of Stock. If at any time after the date hereof and before 5:00 p.m., San Diego time, on the last day of the Exercise Period, the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant shall be appropriately decreased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price shall be appropriately increased.

          (c) Reorganization, etc. If at any time after the date hereof and before 5:00 p.m., San Diego time, on the last day of the Exercise Period, any capital reorganization of LIGAND, or any reclassification of the Common Stock, or any consolidation of LIGAND with or merger of LIGAND with or into any other person or entity or any sale, lease or other transfer of all or substantially all of the assets of LIGAND to any other person or entity shall be effected in such a way that upon consummation of such transaction, the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, upon exercise of this Warrant in accordance with Section 1 hereof, the Holder shall have the right to receive the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that the Holder would have been entitled to receive upon exercise of this Warrant pursuant to
Section 1 hereof had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.

          (d) Rights Offering. If LIGAND at any time after the date of issuance hereof and before 5:00 p.m., San Diego time, on the last day of the Exercise Period, shall issue or sell or fix a record date for the issuance of rights, options, warrants or convertible or exchangeable securities to all holders of Common Stock entitling them to subscribe for or purchase Common Stock or securities convertible into Common Stock, in any such case, at a price per share (or having a conversion price per share) that, together with the value (if for consideration other than cash, as determined in good faith by the Board of Directors of LIGAND) of any consideration paid for any such rights, options, warrants, or convertible or exchangeable securities, is greater than the Exercise Price and less than the Closing Price on the date of such issuance or sale or on such a record date then, immediately after the date of such issuance or sale, or on such record date, the number of shares to be delivered upon exercise of this Warrant shall be appropriately increased so that the Holder thereafter, during the Exercise Period, will be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares the Holder would have been entitled to receive immediately before the date of such issuance or sale or such record date by a fraction, the denominator of which will be the number shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate

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initial conversion price of the convertible securities so offered) would purchase at such Closing Price, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the exercise price shall be appropriately adjusted. The time of occurrence of an event giving rise to an adjustment pursuant to this Section 9(d) shall, in the case of a dividend, be the record date and shall, in the case of an issuance or sale, be the date of such issuance or sale.

          (e) Special Dividends. If LIGAND at any time after the date of issuance of this Warrant and before 5:00 p.m., San Diego time, on the last day of the Exercise Period shall distribute to all holders of its Common Stock cash, debt securities or other assets (including evidences of indebtedness), except to the extent paid out of retained or accumulated earnings, the Exercise Price will be adjusted so that immediately following the date fixed by LIGAND as the record date in respect of such issuance it shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the record date for the determination of the shareholders entitled to receive such dividend by a fraction, the numerator of which shall be the Closing Price on such record date less the then fair market value as determined by the Board of Directors of LIGAND, whose determination shall be conclusive, of the portion of the securities or assets distributed applicable to one share of Common Stock and the denominator of which shall be such Closing Price. Such adjustment shall become effective on such record date.

          (f) No Adjustments to Exercise Price. No adjustment in the Exercise Price in accordance with the provisions of subsections 10(a), (b), (c), (d) or
(e) above need be made if such adjustment would amount to a change in such Exercise Price of less than $0.01; provided, however, that the amount by which any adjustment is not made by reason of the provisions of this section shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

          (g) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to the Holder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to the Holder, LIGAND shall pay to the Holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest multiplied by the Closing Price on the date of exercise.

          (h) Definition of Common Stock. For purposes of this Section 9, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of LIGAND on the date hereof, or (ii) any other classes of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value or from par value to no par value, or from no par value to par value.

     10. Notices of Certain Events.

     (a) If at any time after the date hereof and before the expiration of the Exercise Period:

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          (i) LIGAND authorizes the issuance to all holders of its Common Stock of rights, options or warrants to subscribe for or purchase shares of its Common Stock or any other subscription rights, options or warrants; or

          (ii) LIGAND authorizes the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions payable out of retained earnings or stock dividends); or

          (iii) there shall be any capital reorganization of LIGAND or reclassification of the Common Stock (other than a change in par value of the Common Stock or an increase in the authorized capital stock of LIGAND not involving the issuance of any shares thereof) or any consolidation or merger to which LIGAND is a party (other than a consolidation or merger in which LIGAND is the continuing corporation and that does not result in any reclassification or change in the Common Stock outstanding) or a conveyance, lease or transfer of all or substantially all of the properties and assets of LIGAND (other than the granting of a security interest); or

          (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding-up of LIGAND; or

          (v) there shall be any other event that would result in an adjustment pursuant to Section 9 hereof in the Exercise Price or the number of Warrant Shares that may be purchased upon the exercise hereof;

LIGAND shall cause to be mailed or delivered to the Holder, (A) at least twenty
(20) days (or ten (10) days in any case specified in clauses (i) or (ii) above) before the applicable record or effective date hereinafter specified or (B) on the date on which any case specified in clauses (i) through (v) above is publicly announced, whichever is later, a notice stating (A) the date as of which the holders of Common Stock of record entitled to receive any such rights, options, warrants or distributions is to be determined, or (B) the date on which any such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

     (b) LIGAND shall (i) at least twenty (20) days before the occurrence of any Acceleration Event (unless the occurrence of that Acceleration Event is beyond its control, in which case, LIGAND shall as soon as practicable) or (ii) on the date on which any such Acceleration Event is publicly announced, whichever is later, cause to be mailed or delivered to the Holder a notice describing in reasonable detail such Acceleration Event and informing the Holder that Warrant may be exercised by the Holder thereof.

     (c) Any failure by LIGAND to provide notice to the Holder in accordance with this Section 10 shall not affect the legality or validity of any such distribution, right, option, warrant, consolidation, merger, conveyance, lease, transfer, dissolution, liquidation or winding-up or the vote upon any such action.

     11. Officer's Certificate. Whenever the number of Warrant Shares that may be purchased upon exercise of this Warrant is adjusted as required by the provisions of this Warrant, LIGAND shall forthwith file in the custody of its Secretary or an Assistant Secretary an officer's certificate showing the adjusted number of Warrant Shares that may be purchased on exercise of this Warrant and the adjusted Exercise Price, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder. LIGAND shall, forthwith after each such adjustment, cause a copy of such certificate to be mailed to the Holder.

     12. Listing of Warrant Shares. The Warrant Shares, when registered pursuant to the Rights Agreement or otherwise tradeable under Rule 144 of the Act, shall be listed or admitted to trading on either a national securities exchange or the Nasdaq National Market consistent with the shares of Common Stock then outstanding at the time of issuance of the Warrant Shares.

     13. Representations of Holder.

     The Holder hereby represents, covenants and acknowledges to LIGAND that:

          (a) this Warrant and the Warrant Shares are "restricted securities" as such term is used in the rules and regulations under the Act and that such securities have not been and will not be registered under the Act or any state securities law (unless such Warrant Shares have been registered pursuant to the Rights Agreement), and that such securities must be held indefinitely unless a transfer can be made pursuant to appropriate exemptions;

          (b) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

          (c) the Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant or the Warrant Shares and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws;

          (d) the Holder is an "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") and an "excluded purchaser" within the meaning of Section 25102(f) of the California Corporate Securities Law of 1968; and

          (e) the Holder (i) has received all information the Holder has requested from LIGAND and considers necessary or appropriate for deciding whether to acquire this Warrant, (ii) has had an opportunity to ask questions and receive answers from LIGAND regarding the terms and conditions of this Warrant and to obtain any additional information necessary to verify the accuracy of the information given to the Holder, and (iii) has such knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of the investment in this Warrant.

     14. Successors. All the provisions of this Warrant by or for the benefit of LIGAND or the Holder shall bind and inure to the benefit of their respective successors, assignees, heirs and personal representatives.

     15. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

     16. Amendments. This Warrant may be amended by the written consent of LIGAND and the Holder hereof.

     17. Notices. All notices, requests and other communications to LIGAND or Holder hereunder shall be in writing (including telecopy or similar electronic transmissions), shall refer specifically to this Warrant and shall be personally delivered or sent by telecopy or other electronic facsimile transmission, by overnight delivery with a nationally recognized overnight delivery service or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such address as may be specified in writing to the other party hereto):

                  (a)      If to LIGAND, to:

                           Ligand Pharmaceuticals Incorporated
                           10275 Science Center Drive
                           San Diego, CA  92121
                           Attention: President
                             with a copy to the attention of General Counsel

                  (b) If to HOLDER, to the address set forth in the Warrant Register that shall be maintained by LIGAND in accordance with Section 3 hereof.

Any notice or communication given in conformity with this Section 17 shall be deemed to be effective when received by the addressee, if delivered by hand, one
(1) day after deposit with a nationally recognized overnight delivery service and three (3) days after mailing, if mailed.

     18. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, as applied to contracts made and performed entirely within the State of California.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, LIGAND has duly caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of November 22, 1999.

                                            LIGAND PHARMACEUTICALS INCORPORATED


                                            /s/Paul V. Maier
                                            -----------------------------------
                                            By:      Paul V. Maier

                                            Title:   Senior Vice President,
                                                     Chief Financial Officer


Attest:  /s/William L. Respess
--------------------------------
By:      William L. Respess

Title:   Senior Vice President,
         General Counsel, Government Relations


ACCEPTED AND AGREED TO BY:


ELAN INTERNATIONAL SERVICES, LTD.

/s/Kevin Insley
---------------------------------
By:      Kevin Insley

Title:   President & CFO



                      [SIGNATURE PAGE TO SERIES X WARRANT]

                                  PURCHASE FORM


         Dated:______________


     The undersigned hereby irrevocably exercises the attached Warrant to purchase __________________ shares of LIGAND Common Stock and (i) herewith either (a) makes payment of $___________ in payment of the Exercise Price thereof on the terms and conditions specified in the attached Warrant Certificate or (b) if the undersigned elects pursuant to Section 2 of the attached Warrant to convert such Warrant into LIGAND Common Stock, the undersigned exercises the attached Warrant by exchange under the terms of
Section 2, (ii) surrenders the attached Warrant Certificate and all right, title and interest therein to LIGAND and (iii) directs that the Warrant Shares deliverable upon the exercise of such Warrant and cash payment in respect of fractional Warrant Shares, if any, and any unexercised Warrant be registered (in the case of such Warrants and Warrant Shares) in the name and at the address specified below and delivered thereto.

Signature:

Name:
                           (Please Print)

Address:

City, Sate and Zip Code:

Taxpayer Identification or Social Security Number:

     Any unexercised Warrant Shares evidenced by the attached Warrant Certificate are to be issued to:


Name:
                           (Please Print)

Address:

City, Sate and Zip Code:

Taxpayer Identification or Social Security Number:

NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE ATTACHED WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                             WARRANT ASSIGNMENT FORM



     FOR VALUE RECEIVED and in compliance with the provisions of Sections 5 and 6 of the attached Warrant, __________________________ hereby sells, assigns and transfers to:


Name:
                           (Please Print)

Address:

City, Sate and Zip Code:

Taxpayer Identification or Social Security Number:


its right to purchase up to _______ Warrant Shares represented by the attached Warrant and does hereby irrevocably constitute and appoint
________________________________ attorney to transfer said Warrant on the books of LIGAND, with full power of substitution in the premises.


Dated:__________________                    ______________________________
                                            Signature of registered holder


NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE ATTACHED WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.